UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

Silverback Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39756	81-1489190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fairview Ave N, Suite 600 Seattle, Washington	98109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 456-2900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2022, the board of directors of Silverback Therapeutics, Inc. (“Silverback”) approved the termination of employment of Valerie Odegard, Ph.D., our President and Chief Scientific Officer, and Jonathan Piazza, our Chief Financial Officer, effective as of September 2, 2022 (the “Transition Date”), to extend our cash runway and to allow Dr. Odegard and Mr. Piazza to pursue other employment opportunities.

Dr. Odegard and Mr. Piazza have each entered into a consulting agreement with Silverback as of the Transition Date pursuant to which each has agreed to provide, on an as-needed basis, not to exceed 20 hours per week unless mutually agreed, transition services and to advise, consult and support our management team in connection with the closing of the potential merger of a wholly owned subsidiary of the Company with and into ARS Pharmaceuticals, Inc., a Delaware corporation (the “Merger”), winddown activities related thereto, the sale of our legacy assets and other services from the Transition Date until the later of (a) the closing of the Merger and (b) November 30, 2022. As consideration for each of their consulting services, Dr. Odegard and Mr. Piazza will be paid an hourly rate of $350 and all outstanding equity awards held by Dr. Odegard and Mr. Piazza as of the Transition Date will continue to vest and will remain exercisable during the consulting period.

Effective as of the Transition Date, Russ Hawkinson has been appointed to serve as Silverback’s Interim Chief Financial Officer and principal financial officer. Mr. Hawkinson also serves as Silverback’s Senior Vice President of Finance and principal accounting officer. The biographical information for Mr. Hawkinson appears below:

Russ Hawkinson, age 63, has served as our Senior Vice President of Finance since April 2020 and served as a finance consultant from May 2016 to March 2020. From May 2015 to June 2018, Mr. Hawkinson served as Chief Financial Officer at OncoResponse, Inc. From April 2007 to June 2018, he served as Chief Financial Officer at Theraclone Sciences, Inc. Mr. Hawkinson holds a B.A. from the University of Washington and was a C.P.A. in the state of Washington for 17 years.

There are no arrangements or understandings between Mr. Hawkinson and any other persons in connection with Mr. Hawkinson’s appointment as Interim Chief Financial Officer and principal financial officer. There are also no family relationships between Mr. Hawkinson and any director or executive officer of the Company. Except as set forth above, Mr. Hawkinson has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which include, but are not limited to, statements regarding the expected consulting services to be performed by Silverback’s former named executive officers and the timing thereof, the expected completion and effects of the Merger and Silverback’s plans to sell its legacy assets and winddown its operations. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Silverback’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed Merger, including with respect to the approval of Silverback’s stockholders; potential delays in consummating the proposed Merger; the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed Merger on Silverback’s business relationships, operating results and business generally; costs related to proposed Merger; and the outcome of any legal proceedings that may be instituted against Silverback, ARS Pharmaceuticals, Inc. or any of their respective directors or officers related to the Merger Agreement or the proposed Merger. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Silverback’s most recent filings with the U.S. Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on Silverback’s web page at https://ir.silverbacktx.com/ by clicking on the link “Financials & Filings.”

The forward-looking statements included in this communication are made only as of the date hereof. Silverback assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Additional Information and Where to Find It

In connection with the proposed Merger, Silverback filed with the SEC the preliminary proxy statement on August 11, 2022 and intends to file the definitive proxy statement relating to the proposed Merger and other relevant documents. The definitive proxy statement will be mailed to Silverback’s stockholders as of a record date to be established for voting on the proposed Merger and any other matters to be voted on at the special meeting of Silverback’s stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SILVERBACK, ARS PHARMA, AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on Silverback’s website at https://ir.silverbacktx.com/ or by contacting Silverback’s Investor Relations via email at IR@silverbacktx.com or by telephone at (206) 736-7946.

Participants in the Solicitation

Silverback and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the stockholders of Silverback in connection with the proposed Merger and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in Silverback’s definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of the Stockholders, which was filed with the SEC on April 28, 2022.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Silverback’s stockholders in connection with the proposed Merger and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the proposed Merger.

These documents are available free of charge as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter Agreement, by and between Silverback and Russ Hawkinson, dated April 17, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERBACK THERAPEUTICS, INC.

By:	/s/ Jeffrey C. Pepe, Ph.D., J.D.
Jeffrey C. Pepe, Ph.D., J.D
Interim Chief Executive Officer

Dated: September 2, 2022